UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2016

EQUINOX FRONTIER FUNDS

EQUINOX FRONTIER BALANCED FUND

EQUINOX FRONTIER HERITAGE FUND

EQUINOX FRONTIER SELECT FUND

EQUINOX FRONTIER WINTON FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2010

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events

Effective October 24, 2016, each series pays the managing owner a trading fee of up to 2.25% of the nominal assets allocated to the trading advisors, including through investments in one or more commodity pools available on the Galaxy Plus Platform and any reference programs annually of the applicable series.

The new break-even analyses for the series reflecting the change in trading fee are set forth below:

EQUINOX FRONTIER FUNDS

CLOSED SERIES

BREAK-EVEN ANALYSIS

Following are tables that set forth the fees and expenses that you incur on an investment of $1,000 in each class of each closed series of the trust and the amount that your investment must earn, after taking into account estimated interest income, in order to break-even after one year. The series below are closed to new investment and this is provided only for those investors currently invested in these series. No units in any of the referenced series are currently being offered to investors.

The footnotes below are an integral part of the Break-Even Analysis. The numbers appearing in the table below have been rounded.

EQUINOX FRONTIER HERITAGE FUND

	Class 1		Class 2
	$	%	$	%
Management Fee (1)	27.96	2.80	27.96	2.80
Service Fee (2)	30.00	3.00	0.00	0.00
Brokerage Commissions and Investment and Trading Fees and Expenses (3, 7)	18.25	1.82	18.25	1.82
Incentive Fee (4)	6.45	0.65	0.00	0.00
Less Interest income (5, 7)	0.00	0.00	0.00	0.00
Due Diligence and Custodial Fees and Expenses (6, 7)	0.00	0.00	0.00	0.00
Galaxy Platform Fee (8)	0.66	0.07	0.66	0.07
Gemini Administration Fee (9)	1.24	0.12	1.24	0.12
Trading profit the series must earn for you to recoup your investment after one year	84.63	8.46	48.11	4.81

EQUINOX FRONTIER SELECT FUND

	Class 1		Class 2
	$	%	$	%
Management Fee (1)	26.41	2.64	26.41	2.64
Service Fee (2)	30.00	3.00	0.00	0.00
Brokerage Commissions and Investment and Trading Fees and Expenses (3, 7)	16.85	1.68	16.85	1.68
Incentive Fee (4)	6.60	0.66	0.00	0.00
Less Interest income (5, 7)	0.00	0.00	0.00	0.00
Due Diligence and Custodial Fees and Expenses (6, 7)	0.00	0.00	0.00	0.00
Galaxy Platform Fee (8)	0.90	0.09	0.90	0.09
Gemini Administration Fee (9)	1.19	0.12	1.19	0.12
Trading profit the series must earn for you to recoup your investment after one year	81.93	8.19	45.34	4.53

EQUINOX FRONTIER WINTON FUND

	Class 1		Class 2
	$	%	$	%
Management Fee (1)	30.94	3.09	30.94	3.09
Service Fee (2)	30.00	3.00	0.00	0.00
Brokerage Commissions and Investment and Trading Fees and Expenses (3, 7)	19.24	1.92	19.24	1.92
Incentive Fee (4)	7.50	0.75	0.00	0.00
Less Interest income (5, 7)	0.00	0.00	0.00	0.00
Due Diligence and Custodial Fees and Expenses (6, 7)	0.00	0.00	0.00	0.00
Galaxy Platform Fee (8)	0.38	0.04	0.38	0.04
Gemini Administration Fee (9)	2.27	0.23	2.27	0.23
Trading profit the series must earn for you to recoup your investment after one year	90.33	9.03	52.83	5.28

EQUINOX FRONTIER BALANCED FUND (Class 1 and 2)

	Class 1		Class 2
	$	%	$	%
Management Fee (1)	13.18	1.32	13.18	1.32
Service Fee (2)	30.00	3.00	0.00	0.00
Brokerage Commissions and Investment and Trading Fees and Expenses (3, 7)	28.14	2.81	28.14	2.81
Incentive Fee (4)	9.96	1.00	0.26	0.03
Less Interest income (5, 7)	0.00	0.00	0.00	0.00
Due Diligence and Custodial Fees and Expenses (6, 7)	0.00	0.00	0.00	0.00
Galaxy Platform Fee (8)	2.75	0.27	2.75	0.27
Gemini Administration Fee (9)	0.44	0.04	0.44	0.04
Trading profit the series must earn for you to recoup your investment after one year	84.47	8.45	44.77	4.48

EQUINOX FRONTIER BALANCED FUND (Class 1AP, 2a and 3a)

	Class 1AP		Class 2a		Class 3a
	$	%	$	%	$	%
Management Fee (1)	22.04	2.20	22.04	2.20	22.03	2.20
Service Fee (2)	0.00	0.00	0.00	0.00	0.00	0.00
Brokerage Commissions and Investment and Trading Fees and Expenses (3, 7)	28.14	2.81	28.14	2.81	28.14	2.81
Incentive Fee (4)	0.26	0.03	0.26	0.03	0.26	0.03
Less Interest income (5, 7)	-5.28	-0.53	-5.28	-0.53	-5.28	-0.53
Due Diligence and Custodial Fees and Expenses (6, 7)	0.00	0.00	0.00	0.00	0.00	0.00
Galaxy Platform Fee (8)	2.75	0.27	2.75	0.27	2.75	0.27
Gemini Administration Fee (9)	0.44	0.04	0.44	0.04	0.44	0.04
Trading profit the series must earn for you to recoup your investment after one year	48.34	4.83	48.34	4.83	48.34	4.83

(1)

The percentage figures indicated above reflect the estimated percentage of nominal assets of the relevant series payable to the managing owner (or otherwise charged to the series indirectly through a swap or other derivative instruments) in respect of the management fee based upon the Relevant Rate of such management fee for such series and the estimated level of nominal assets for such series calculated as the average level of nominal assets allocated to CTAs, including through investments in one or more commodity pools available on the Galaxy Plus Platform (excluding any allocation in respect of Quest Fixed Income Tracker Index Program (“QFIT”)) for such series at the end of each of the previous 12 months. The “Relevant Rate” of the management fee for each series is equal to the weighted average of (i) the management fee rate charged to the series by the managing owner and (ii) the weighted average management fee embedded in any swaps or other derivative instruments owned by such series. The Relevant Rate of the management fee for each series is 1.86% of nominal assets in respect of Equinox Frontier Heritage Fund, 1.91% of nominal assets in respect of

Equinox Frontier Select Fund, 2.00% of nominal assets in respect of Equinox Frontier Winton Fund, 0.58% of nominal assets in respect of Equinox Frontier Balanced Fund Class 1 and 2, and 1.00% of nominal assets in respect of Equinox Frontier Balanced Fund Class 1AP, 2a and 3a. The estimated level of nominal assets allocated to CTAs, including through investments in one or more commodity pools available on the Galaxy Platform (excluding any allocation in respect of QFIT) for each series is 145% of net asset value in respect of Equinox Frontier Heritage Fund, 131% of net asset value in respect of Equinox Frontier Select Fund, 152% of net asset value in respect of Equinox Frontier Winton Fund, 212% of net asset value in respect of Equinox Frontier Balanced Fund Class 1 and 2, and 212% of net asset value in respect of Equinox Frontier Balanced Fund Class 1AP, 2a and 3a.

The percentage figure indicated above also includes an estimated portion of the management fees that are charged in respect of QFIT based upon the reduced management fee rate of 0.25% per annum and an estimated allocation to QFIT calculated based upon the average level of nominal assets allocated to QFIT for such series at the end of each month since the managing owner began to allocate to QFIT in order to hedge its cash management investments in November 2013. The estimated level of nominal assets allocated to QFIT for each series is 44.11% of net asset value in respect of Equinox Frontier Heritage Fund, 60.00% of net asset value in respect of Equinox Frontier Select Fund, 25.15% of net asset value in respect of Equinox Frontier Winton Fund, 35.12% of net asset value in respect of Equinox Frontier Balanced Fund Class 1 and 2, and 35% of net asset value in respect of Equinox Frontier Balanced Fund Class 1AP, 2a and 3a.

Each series will pay to the managing owner the monthly management fee equal to a percentage of the nominal assets of the series as indicated. The managing owner will pay all or a portion of such management fee to the trading advisors and/or waive all or a portion of any such management fee to the extent any related management fee is paid by a trading company or estimated management fee is embedded in a swap or other derivative instrument. Any management fee embedded in a swap or other derivative instrument may be greater or less than the management fee that would otherwise be charged to the series by the managing owner. The trading advisor for a series that has invested in a swap does not receive any management fees directly from the series for such swap, and instead the relevant trading advisor receives compensation via the fees embedded in the swap. The weighted average management fee embedded in (i) swaps owned by Equinox Frontier Heritage Fund is 1.00% per annum, (ii) swaps owned by Equinox Frontier Select Fund is 1.00% per annum, and (iii) swaps owned by Equinox Frontier Balanced Fund is 0.97% per annum, and the managing owner has waived the entire management fee due to it from those series in respect of such series’ investment in swaps. In each case, the embedded management fee is accrued on the relevant notional amount of the swap. Each series will be charged a reduced management fee in respect of its investment in QFIT, which is intended to act as a cash management and duration risk hedging program for the series’ cash management. The management fee applicable to investments in QFIT is equal to 0.25% of nominal assets allocated to QFIT. The management fee as a percentage of the applicable series’ net asset value will be greater than the percentage indicated above to the extent that the nominal assets of the series exceeds its net asset value. The managing owner expects that the nominal assets of each series will generally be maintained at a level in excess of the net asset value of such series and such excess may be substantial to the extent the managing owner deems necessary to achieve the desired level of volatility.

(2)	Investors who have purchased Class 1 units may be charged an annual ongoing service fee of up to 3.0% of the net asset value of each unit purchased. Such fee will be paid on a monthly or quarterly basis, depending on the selling agent. Investors who have purchased class 2 or 2a units may be charged an ongoing service fee of 0.25% annually of the net asset value of each unit purchased, for the benefit of selling agents selling such units. Ongoing service fees will be paid until such time as the 3.0% service fee limit is reached.
(3)

Each series pays the clearing brokers and/or the managing owner amounts equal to the percentage indicated of the nominal assets of such series allocated to the trading advisors, including through investments in commodity pools available on the Galaxy Plus Platform, and any reference programs of such series annually for brokerage commissions and other investment and trading fees and expenses charged in connection with such series’ trading activities. The amount indicated is an estimate based upon historical experience. The clearing brokers receive all brokerage commissions and applicable exchange fees, NFA fees, give up fees, pit brokerage fees and all other trading fees and expenses. The clearing brokers’ brokerage commissions and applicable fees currently average approximately $.70 for the Equinox Frontier Heritage Fund, the Equinox Frontier Select Fund, the Equinox Frontier Winton Fund and the Equinox Frontier Balanced Fund, per round-

turn trade per contract. The aggregate amount paid by each series includes a fee to the managing owner of up to 0.75% of the nominal assets allocated to the trading advisors, including through investments in commodity pools available on the Galaxy Plus Platform, and any reference programs annually of the applicable series.

Brokerage commissions do not include fees or embedded expenses associated with swaps or other derivatives with respect to certain reference trading programs. A portion of each series’ assets may be used to enter into principal-to-principal OTC derivative contracts, including swaps, which are individually negotiated by the parties and priced by the counterparty and may include fees and expenses that are accounted for in the pricing under the applicable contract. Such indirect embedded expenses may not be identifiable or enumerated explicitly in confirms or other transaction documentation. Each series may pay a fee to a counterparty in respect of any swap or other derivative instrument of up to 0.50% of the notional amount of such swap or derivative instrument based upon prevailing interest rates. Investors should note that the cost of any investment in a swap or other derivative instrument may fluctuate from time to time. To the extent that interest rates increase above current levels, the cost of a series’ investment in swaps or other derivative instruments is likely to increase.

(4)	The figures above are calculated based upon the weighted average of (i) the incentive fee rate charged to the series by the managing owner and (ii) the weighted average incentive fee embedded in any swaps or other derivative instruments owned by such series. The resulting incentive fee rate utilized for each series is 17.85% of new trading profits in respect of Equinox Frontier Heritage Fund, 18.02% of new trading profits in respect of Equinox Frontier Select Fund, 20.00% of new trading profits in respect of Equinox Frontier Winton Fund, and 24.44% of new trading profits in respect of Equinox Frontier Balanced Fund. A portion of the ongoing service fee is not deductible on the incentive fee calculation with respect to certain trading advisors, thereby requiring class 1 to achieve trading profits in an amount that, after being reduced by a corresponding incentive fee, offsets such nondeductible portion. Otherwise, incentive fees are paid to trading advisors only on new trading profits earned by the trading advisor.
(5)	Except for that portion of each trading company’s assets used as margin to maintain forward currency contract or swap positions and assets held at the trust level for cash management, the proceeds of the offering for each series will be (i) deposited in cash in segregated accounts in the name of each relevant trading company at the clearing brokers in accordance with CFTC segregation requirements and/or (ii) invested in one or more commodity pools available on the Galaxy Plus Platform. The clearing brokers credit each trading company with 80% to 100% of the interest earned on its average net assets (other than those assets held in the form of U.S. Government securities) on deposit with the clearing brokers each week. The managing owner also may invest non-margin assets in U.S. government securities which include any security issued or guaranteed as to principal or interest by the United States, or by a person controlled by or supervised by and acting as an instrumentality of the government of the United States pursuant to authority granted by Congress of the United States or any certificate of deposit for any of the foregoing, including U.S. Treasury bonds, U.S. Treasury bills and issues of agencies of the U.S. government, and certain cash items such as money market funds, certificates of deposit (under nine months) and time deposits.

With respect to the Equinox Frontier Heritage Fund, Equinox Frontier Select Fund, Equinox Frontier Winton Fund and Class 1 and Class 2 of the Equinox Frontier Balanced Fund, interest income up to 2.0% per annum will be paid to the managing owner. With respect to Class 1AP, Class 2a and Class 3a of the Equinox Frontier Balanced Fund, twenty percent of interest income earned per annum by the trust will be paid to the managing owner, and the remaining eighty percent of interest income earned per annum by the trust will be retained by the trust for the benefit of each series. As of April 29, 2016, the Managing Owner has waived its interest income.

Each of the trading companies currently holds substantially all cash deposits not used for margin with U.S. Bank, although the managing owner may choose to hold the trading companies’ cash at other banks in its sole discretion.

(6)	The trust will pay for due diligence and custodial fees and expenses associated with the trading and custody of the assets allocable to such units. Such due diligence and custodial fees and expenses are not currently expected to exceed 0.00% of the net asset value of such units on an annual basis.
(7)	These fees and expenses may not be paid directly by the series; rather they may be an element of the pricing of swaps or other derivative instruments. Such fees and expenses are estimated based on our historical experience.

(8)	Each series will pay to the Galaxy Plus Platform an amount equal to 0.15% per annum of the investment in the applicable commodity pool on the Galaxy Plus Platform by such series, determined on the basis of the nominal assets allocated to the trading advisor retained by such commodity pool.
(9)	Each series will pay to Gemini Alternative Funds, LLC an amount equal to 0.15% per annum for administration, accounting and risk reporting for investments by such series in trading advisors that are not accessed through the Galaxy Plus Platform, determined on the basis of the nominal assets allocated to the trading advisor by such series.

Effective October 28, 2016, the trading policies of the series are revised as follows:

Trading Policies

Subject to the foregoing limitations, each trading advisor has agreed to materially abide by the trading policies of the series of the trust, which currently are as follows:

(1) Series funds generally will be invested in contracts that are traded in sufficient volume which, at the time such trades are initiated, are reasonably expected to permit entering and liquidating positions.

(2) Stop or limit orders may, in a trading advisor’s discretion, be given with respect to initiating or liquidating positions in order to attempt to limit losses or secure profits. If stop or limit orders are used, however, no assurance can be given that the clearing brokers will be able to liquidate a position at a specified stop or limit order price, due to either the volatility of the market or the inability to trade because of market limitations.

(3) A trading advisor, on behalf of the applicable trading company, may occasionally make or accept delivery of a commodity including, without limitation, currencies. A trading advisor also may engage in “EFP” transactions (i.e., an exchange of futures for physical transaction, as permitted on the relevant exchange) involving currencies and metals and other commodities. Any trading company that constitutes an “eligible contract participant” (as such term is defined in Section 1(a)(12) of the CE Act) may engage in swaps, including through which it obtains exposure to reference programs or funds managed by commodity trading advisors.

(4) A trading advisor may, from time to time, employ trading techniques such as spreads, straddles and conversions.

(5) A trading advisor will not initiate open futures or option positions that would result in net long or short positions requiring as margin or premium for outstanding positions in excess of 3.5% to 20% of the notional amount of any contract managed by the trading advisor, or in excess of 20% to 66% of the combined notional amount of all contracts managed by the trading advisor. Under certain market conditions, such as where there is an inability to liquidate open commodities positions because of daily price fluctuations, the managing owner may be required to commit margin or pay premiums in excess of the foregoing limits and in such case the managing owner will cause the trading advisor to reduce its open futures and option positions to comply with these limits before initiating new commodities positions.

(6) If transactions are effected for a trading company in the forward markets, the only forward markets that will be permitted to be utilized are the interbank foreign currency markets and the London Metal Exchange. The utilization of other forward markets requires the consent of the managing owner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Funds (Registrant)

Date: November 15, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds (Registrant)

Date: November 15, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Heritage Fund, a Series of Equinox Frontier Funds (Registrant)

Date: November 15, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Heritage Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Select Fund, a Series of Equinox Frontier Funds (Registrant)

Date: November 15, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Select Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds (Registrant)

Date: November 15, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds

11